Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Speizman Industries, Inc. (the “Company”) for the quarter ended September 28, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Paul R.M. Demmink, Vice President-Finance, CFO, Secretary and Treasurer (Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, as of the date hereof, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 18, 2002

By: /s/ Paul R.M. Demmink Paul R.M. Demmink Vice President-Finance, CFO, Secretary and Treasurer (Principal Financial Officer)